UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        December 9, 2004
                                                --------------------------------



                         THE BLACK & DECKER CORPORATION
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             (Exact name of registrant as specified in its charter)

          Maryland                      1-1553                  52-0248090
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
 of incorporation)                                         Identification No.)

701 East Joppa Road, Towson, Maryland                        21286
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code        410-716-3900
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 9, 2004, the Corporation's Board of Directors approved modifications to the compensation of non-employee directors by amending The Black & Decker Corporation Deferred Compensation Plan for Non-Employee Directors and Section B.7.b. of the Corporation's Corporate Governance Policies and Procedures
Statement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Report and are incorporated herein by reference.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.1 The Black & Decker Corporation Deferred Compensation Plan for Non-Employee Directors, as amended.

Exhibit 10.2 The Black & Decker Corporation Corporate Governance Policies and Procedures Statement, as amended.

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                                      -3-


                         THE BLACK & DECKER CORPORATION


                               S I G N A T U R E S


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               THE BLACK & DECKER CORPORATION


                                               By: /s/ CHRISTINA M. MCMULLEN
                                                   -----------------------------
                                                   Christina M. McMullen
                                                   Vice President and Controller



Date: December 15, 2004

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